Exhibit 5.1

53rd at Third
885 Third Avenue
New York, New York 10022-4802
Tel: (212) 906-1200 Fax: (212) 751-4864
www.lw.com

FIRM / AFFILIATE OFFICES

Boston	New Jersey
Brussels	New York
Chicago	Northern Virginia
Frankfurt	Orange County
Hamburg	Paris
Hong Kong	San Diego
London	San Francisco
Los Angeles	Silicon Valley
Milan	Singapore
Moscow	Tokyo
Washington, D.C.

File No. 037095-0002

October 7, 2003

United Components, Inc.
301 Industrial Drive
Albion, IL 62806

Re:	$230,000,000 Aggregate Principal Amount of 9¾% Senior Subordinated Notes

Ladies and Gentlemen:

     In connection with the registration by United Components, Inc., a Delaware corporation (the “Company”), under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 21, 2003, and amended on October 7, 2003 (File No. 333-107219) (the “Registration Statement”), of $230,000,000 aggregate principal amount of 9¾% Senior Subordinated Notes due 2013 (the “Securities”), and the guarantees of the Securities (the “Guarantees”) by the guarantors listed on Exhibit A (the "Guarantors”), to be issued under an Indenture dated as of June 20, 2003 among the Company, the Guarantors and Wells Fargo Bank Minnesota, North America, as trustee (the “Indenture”), you have requested our opinion set forth below.

     In our capacity as your special counsel in connection with such registration, we are familiar with the proceedings taken and proposed to be taken by the Company and each of the Guarantors incorporated in the State of Delaware and the State of Illinois (the “Covered Guarantors”) in connection with the authorization of the Indenture, the Securities and the Guarantees, respectively, and the issuance of the Securities and the Guarantees. For the purposes of this opinion, we have assumed that proceedings to be taken in the future will be timely completed in the manner proposed. In addition, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter.

     We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York, and in paragraphs 1, 2, and 3 of this letter the Delaware General Corporation Law and the Delaware Limited Liability Company Act, in paragraphs 1 and 3 of this letter the Illinois Business Corporation Act of 1938, in paragraphs 1 and 4 of this letter the internal laws of the State of Arkansas, in paragraphs 1 and 5 of this letter the internal laws of the State of Michigan, in paragraphs 1 and 6 of this letter the internal laws of the State of Mississippi, in paragraphs 1 and 7 of this letter the internal laws of the Commonwealth of Pennsylvania and in paragraphs 1 and 8 of this letter the internal laws of the State of Wisconsin, and we express no opinion with respect to the applicability thereto, or the

October 7, 2003

effect thereon, of the laws of any other jurisdiction or, in the case of Delaware or Illinois, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

     With respect to the opinions expressed in paragraph 4 of this letter, we have with your consent relied exclusively on the opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C., a copy of which is attached hereto as Exhibit B, subject to all of the assumptions, limitations and qualifications set forth therein. With respect to the opinions expressed in paragraph 5 of this letter, we have with your consent relied exclusively on the opinion of Miller, Canfield, Paddock and Stone, P.L.C., a copy of which is attached hereto as Exhibit C, subject to all of the assumptions, limitations and qualifications set forth therein. With respect to the opinions expressed in paragraph 6 of this letter, we have with your consent relied exclusively on the opinion of Watkins Ludlam Winter & Stennis, P.A., a copy of which is attached hereto as Exhibit D, subject to all of the assumptions, limitations and qualifications set forth therein. With respect to the opinions expressed in paragraph 7 of this letter, we have with your consent relied exclusively on the opinion of Monteverde, McAlee & Hurd, P.C., a copy of which is attached hereto as Exhibit E, subject to all of the assumptions, limitations and qualifications set forth therein. With respect to the opinions expressed in paragraph 8 of this letter, we have with your consent relied exclusively on the opinion of Quarles & Brady LLP, a copy of which is attached hereto as Exhibit F, subject to all of the assumptions, limitations and qualifications set forth therein. With respect to the opinions expressed in paragraph 1 of this letter relating to due authorization, execution and delivery of the Indenture, other than with respect to the Covered Guarantors, we have with your consent relied exclusively on the opinions of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C., Miller, Canfield, Paddock and Stone, P.L.C., Watkins Ludlam Winter & Stennis, P.A., Monteverde, McAlee & Hurd, P.C. and Quarles & Brady LLP. With respect to the opinions expressed in paragraph 9 of this letter, other than with respect to the Covered Guarantors, we have with your consent relied on the opinions of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C., Miller, Canfield, Paddock and Stone, P.L.C., Watkins Ludlam Winter & Stennis, P.A., Monteverde, McAlee & Hurd, P.C. and Quarles & Brady LLP.

     Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

(1) The Indenture has been duly authorized by all necessary corporate action of the Company and each of the Guarantors, has been duly executed and delivered by the Company and each of the Guarantors, and is a legally valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms.

(2) The Securities have been duly authorized by all necessary corporate action of the Company, and when executed, issued, authenticated and delivered by or on behalf of the Company against payment therefor in accordance with the Indenture in the manner contemplated by the Registration Statement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

October 7, 2003

(3) The notation of Guarantees of each of the Covered Guarantors to be endorsed on the Securities have been duly authorized by all necessary corporate action of each of the Covered Guarantors.

(4) The notation of the Guarantee to be endorsed on the Securities by Mid-South Mfg., Inc. has been duly authorized by all necessary corporate action of such Guarantor.

(5) The notation of the Guarantee to be endorsed on the Securities by Fuel Filter Technologies, Inc. has been duly authorized by all necessary corporate action of such Guarantor.

(6) The notation of the Guarantee to be endorsed on the Securities by Pioneer, Inc. has been duly authorized by all necessary corporate action of such Guarantor.

(7) The notation of the Guarantee to be endorsed on the Securities by Neapco Inc. has been duly authorized by all necessary corporate action of such Guarantor.

(8) The notation of the Guarantee to be endorsed on the Securities by Wells Manufacturing Corp. has been duly authorized by all necessary corporate action of such Guarantor.

(9) The notation of the Guarantees to be endorsed on the Securities, when executed and delivered in accordance with the terms of the Indenture (assuming the due execution, issue and authentication of the Securities in accordance with the terms of the Indenture and delivery and payment therefore in the manner contemplated by the Registration Statement), will be the legally valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms.

     The opinions rendered in paragraphs 1, 2 and 9 of this letter relating to the enforceability of the Indenture, the Securities and the Guarantees, respectively, are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; (iv) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 4.06 of the Indenture; and (v) the unenforceability of any provision requiring the payment of attorneys’ fees, where such payment is contrary to law or public policy.

     With your consent, we have assumed for purposes of this opinion that (i) the trustee (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite power and authority to execute and deliver and to perform its

October 7, 2003

obligations under each of the Operative Documents to which it is a party; and (c) has duly authorized, executed and delivered each such Operative Document; (ii) with respect to the trustee, the Indenture constitutes its legally valid and binding agreement, enforceable against it in accordance with its terms; and (iii) the trustee is in compliance, generally and with respect to acting as trustee under the Indenture, with all applicable laws and regulations.

     We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Validity of the Securities.”

Very truly yours,

/s/ Latham & Watkins LLP

EXHIBIT A

Guarantors

	Name	Jurisdiction
1.	Mid-South Mfg., Inc.	Arkansas
2.	Airtex Products, LLC	Delaware
3.	Champion Laboratories, Inc.	Delaware
4.	UCI-Airtex Holdings, Inc.	Delaware
5.	UCI Investments, L.L.C	Delaware
6.	Airtex Products, Inc.	Illinois
7.	Chefford Master Manufacturing Co., Inc.	Illinois
8.	Pee Cee Manufacturing Co., Inc.	Illinois
9.	Fuel Filter Technologies, Inc.	Michigan
10.	Pioneer, Inc.	Mississippi
11.	Neapco Inc.	Pennsylvania
12.	Wells Manufacturing Corp.	Wisconsin

EXHIBIT B

LAW OFFICES

MITCHELL, WILLIAMS, SELIG, GATES & WOODYARD, P.L.L.C.

425 WEST CAPITOL AVENUE, SUITE 1800
LITTLE ROCK, ARKANSAS 72201-3525
TELEPHONE 501-688-8800
	FAX 501-688-8807	5414 PINNACLE POINT DRIVE, SUITE 500
W. CHRISTOPHER BARRIER		ROGERS, ARKANSAS 72758-8131
DIRECT DIAL 501-688-8806		TELEPHONE 479-273-9561
e-mail cbarrier@mwsgw.com		FAX 479-273-0527

1110 WEST B STREET, SUITE E
RUSSELLVILLE, ARKANSAS 72801
TELEPHONE 479-967-7050
	October 7, 2003	FAX 479-967-7078

United Components, Inc.
301 Industrial Drive
Albion, IL 62806

Mid-South Mfg., Inc.
Post Office Box 278
Marked Tree, Arkansas 72365

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000
Washington, D.C. 20004-1304

Re:	Registration Statement on Form S-4 Relating to $230,000,000 Aggregate Principal Amount of 9 3/8% Senior Subordinated Notes Due 2013

Ladies and Gentlemen:

     In connection with the registration of $230,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2013 (the “Securities”) by United Components, Inc., a Delaware corporation (the “Company”) and each of the co-registrants, the guarantees of the Securities (the “Guarantees”) by each of the entities listed on Schedule A hereto (the “Guarantors”), and specifically that certain guaranty of the Securities (the “Covered Guaranty”) by Mid-South Mfg., Inc., an Arkansas corporation (the “Covered Guarantor”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2003 and amended on October 7, 2003 (File No. 333-107219) (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below. The Securities and the Guarantees will be issued pursuant to an indenture dated as of June 20, 2003 (the “Indenture”) by and among the Company, each of the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”). The Securities and the Guarantees will be issued in exchange for the Company’s outstanding 9 3/8% Senior Subordinated Notes due 2013 on the terms set forth in the prospectus contained in the Registration Statement and the Letter of Transmittal filed as an exhibit thereto. The Indenture, the Securities and the Guarantees are sometimes referred to herein collectively as

            MITCHELL, WILLIAMS,
SELIG, GATES & WOODYARD, P.L.L.C.

 United Components, Inc.
 Mid-South Mfg., Inc.
 Latham & Watkins LLP
 October 7, 2003

the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

     In our capacity as special counsel to the Covered Guarantor, in connection with such registration, we have reviewed the record of the proceedings taken by the Covered Guarantor in connection with the authorization and issuance of the Indenture pursuant to which the securities and the Covered Guaranty will be issued, and have reviewed a signed copy of the Indenture bearing the signature of John Ritter.

     In addition, we have examined originals or copies certified or otherwise identified to our satisfaction of the following documents:

(a)	the Articles of Incorporation of Mid-South Mfg., Inc., as filed with the Secretary of State on September 28, 1970;

(b)	the Bylaws of Mid-South Mfg., Inc.;

(c)	the Certificate of Good Standing with respect to the Covered Guarantor from the Arkansas Secretary of State, dated June 10, 2003;

(d)	the Written Consent in Lieu of a Special Meeting of the Directors of Mid-South Mfg., Inc., dated June 20, 2003;

     The documents described in (a) through (d) above are collectively referred to herein as the “Corporate Documents.” With respect to all factual matters, we have relied solely upon, and have assumed the accuracy, completeness and genuineness of, the representations, warranties and certificates contained in and made pursuant to, the Operative Documents and the Corporate Documents.

     We have not served as general counsel for any of the parties to, nor have we been involved in the transactions contemplated in, the Operative Documents. We have represented the Covered Guarantor only with respect to the rendering of this opinion.

     In rendering the opinions set forth below, we have relied, with your permission, upon the following specific assumptions, the accuracy of which we have not independently verified:

(a)	Except for the Operative Documents, there are no other documents or agreements executed by or between any of the parties that would expand or otherwise modify the obligations of the Covered Guarantor under the Covered Guaranty or that would have any effect on the opinion rendered herein;

2

             MITCHELL, WILLIAMS,
SELIG, GATES & WOODYARD, P.L.L.C.

 United Components, Inc.
 Mid-South Mfg., Inc.
 Latham & Watkins LLP
 October 7, 2003

(b)	In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies; and

(c)	the Bylaws of the Covered Guarantor that have been provided to us are the current Bylaws of the Covered Guarantor, as if June 20, 2003 and there have been no further Amendments to such Bylaws that would have any effect on the opinion rendered herein;

     We are opining herein as to the effect on the subject transaction only of the laws of the State of Arkansas and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, including the federal laws of the United States, or as to any matters of municipal law or the laws of any local agencies within any state.

     Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

(1)	Indenture has been duly authorized by all necessary corporate action of the Covered Guarantor and delivered by the Covered Guarantor.

(2)	The notation of the Covered Guaranty to be endorsed on the Securities has been duly authorized by all necessary corporate action of the Covered Guarantor.

     To the extent that the obligations of the Company and each Guarantor under the Operative Documents may be dependent upon such matters, we assume for purposes of this opinion that each Guarantor other than the Covered Guarantor: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite organizational and legal power and authority to perform its obligations under each of the Operative Documents to which it is a party; (c) is duly qualified to engage in the activities contemplated by each such Operative Document; and (d) has duly authorized, executed and delivered each such Operative Document.

     We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Validity of the Securities” contained in the prospectus contained therein.

3

             MITCHELL, WILLIAMS,
SELIG, GATES & WOODYARD, P.L.L.C.

 United Components, Inc.
 Mid-South Mfg., Inc.
 Latham & Watkins LLP
 October 7, 2003

Very truly yours,

MITCHELL, WILLIAMS, SELIG,
GATES & WOODYARD, P.L.L.C.

By /s/ W. Christopher Barrier W. Christopher Barrier

WCB:tmw

4

             MITCHELL, WILLIAMS,
SELIG, GATES & WOODYARD, P.L.L.C.

 United Components, Inc.
 Mid-South Mfg., Inc.
 Latham & Watkins LLP
 October 7, 2003

SCHEDULE A

Guarantors

Name	Jurisdiction

Mid-South Mfg., Inc.	Arkansas
Airtex Products, LLC	Delaware
Champion Laboratories, Inc.	Delaware
UCI-Airtex Holdings, Inc.	Delaware
UCI Investments, L.L.C.	Delaware
Airtex Products, Inc.	Illinois
Chefford Master Manufacturing Co.	Illinois
Pee Cee Manufacturing Co., Inc.	Illinois
Fuel Filter Technologies, Inc.	Michigan
Pioneer, Inc.	Mississippi
Neapco Inc.	Pennsylvania
Wells Manufacturing Corp.	Wisconsin

5

EXHIBIT C

Founded in 1852 by Sidney Davy Miller	150 West Jefferson, Suite 2500 Detroit, Michigan 48226 TEL: (313) 963-6420 FAX: (313) 496-7500 www.millercanfield.com	MICHIGAN: Ann Arbor Detroit • Grand Rapids Howell • Kalamazoo Lansing • Monroe • Troy New York, NY Pensacola, FL Washington, DC CANADA: Windsor, ON POLAND: Gdynia Katowice • Warsaw

October 7, 2003

United Components, Inc.
301 Industrial Drive
Albion, IL 62806

Fuel Filter Technologies, Inc.
Post Office Box 307
West Salem, Illinois 62476

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000
Washington, D.C. 20004

Re:	Registration Statement on Form S-4 Relating to $230,000,000 Aggregate Principal Amount of 9 3/8% Senior Subordinated Notes Due 2013

Ladies and Gentlemen:

     In connection with the registration of $230,000,000 aggregate principal amount of 9 3/8%Senior Subordinated Notes due 2013 (the “Securities”) by United Components, Inc., a Delaware corporation (the “Company”) and each of the co-registrants, the guarantees of the Securities (the “Guarantees”) by each of the entities listed on Schedule A hereto (the “Guarantors”), and specifically that certain guaranty of the Securities to be endorsed thereon (the “Covered Guaranty”) by Fuel Filter Technologies, Inc., a Michigan corporation (the “Covered Guarantor”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2003, and amended October 7, 2003 (File No. 333-107219) (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below. The Securities and the Guarantees will be issued pursuant to an indenture dated as of June 20, 2003 (the “Indenture”) by and among the Company, each of the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”). The Securities and the Guarantees will be issued

MILLER, CANFIELD, PADDOCK AND STONE, P.L.C.

in exchange for the Company’s outstanding 9 3/8% Senior Subordinated Notes due 2013 on the terms set forth in the prospectus contained in the Registration Statement and the Letter of Transmittal filed as an exhibit thereto. The Indenture, the Securities and the Guarantees are sometimes referred to herein collectively as the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

     In our capacity as special counsel to the Covered Guarantor, in connection with such registration, we are familiar with the proceedings taken by the Covered Guarantor in connection with the authorization and issuance of the Indenture pursuant to which the Securities and the Covered Guaranty will be issued and have reviewed a signed copy of the Indenture bearing the signature of John Ritter.

     In addition, we have examined originals or copies certified or otherwise identified to our satisfaction of the following documents:

(a)	the Articles of Incorporation of the Covered Guarantor, as filed with the Michigan Department of Consumer and Industry Services on October 19, 1992;

(b)	the Bylaws of the Covered Guarantor;

(c)	the Certificate of Good Standing with respect to the Covered Guarantor from the Michigan Department of Consumer and Industry Services dated June 10, 2003;

(d)	the Written Consent in Lieu of a Special Meeting of the Directors of the Covered Guarantor, dated June 20, 2003; and

(e)	a certificate of the Secretary of the Covered Guarantor dated even herewith.

     The documents described in (a) through (e) above are collectively referred to herein as the “Corporate Documents.” With respect to all factual matters, we have relied solely upon, and have assumed the accuracy, completeness and genuineness of, the representations, warranties and certificates contained in and made pursuant to, the Operative Documents and the Corporate Documents.

     We have not served as general counsel for any of the parties to, nor have we been involved in the transactions contemplated in, the Operative Documents. We have represented the Covered Guarantor only with respect to the rendering of this opinion.

2

MILLER, CANFIELD, PADDOCK AND STONE, P.L.C.

     In rendering the opinions set forth below, we have relied, with your permission, upon the following specific assumptions, the accuracy of which we have not independently verified:

(a)	except for the Operative Documents, there are no other documents or agreements executed by or between any of the parties that would expand or otherwise modify the obligations of the Covered Guarantor under the Covered Guaranty or that would have any effect on the opinions rendered herein; and

(b)	all signatures on all documents examined by us are genuine, all documents submitted to us as originals are authentic, and all documents submitted to us as copies conform to authentic original documents.

     We are opining herein as to the effect on the subject transaction only of the laws of the State of Michigan and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, including the federal laws of the United States, or as to any matters of municipal law or the laws of any local agencies within any state.

     Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

(1)	The Indenture has been duly authorized by all necessary corporate action of the Covered Guarantor and has been duly executed and delivered by the Covered Guarantor.

(2)	The notation of the Covered Guaranty to be endorsed on the Securities has been duly authorized by all necessary corporate action of the Covered Guarantor.

     To the extent that the obligations of the Company and each Guarantor under the Operative Documents may be dependent upon such matters, we assume for purposes of the foregoing opinions that each Guarantor other than the Covered Guarantor: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite organizational and legal power and authority to perform its obligations under each of the Operative Documents to which it is a party; (c) is duly qualified to engage in the activities contemplated by each such Operative Document; and (d) has duly authorized, executed and delivered each such Operative Document.

3

MILLER, CANFIELD, PADDOCK AND STONE, P.L.C.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us under the heading “Validity of the Securities” in the prospectus forming a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Miller, Canfield, Paddock and Stone, P.L.C.

SCHEDULE A

Guarantors

Name	Jurisdiction

Mid-South Mfg., Inc.	Arkansas
Airtex Products, LLC	Delaware
Champion Laboratories, Inc.	Delaware
UCI-Airtex Holdings, Inc.	Delaware
UCI Investments, L.L.C.	Delaware
Airtex Products, Inc.	Illinois
Chefford Master Manufacturing Co.	Illinois
Pee Cee Manufacturing Co., Inc.	Illinois
Fuel Filter Technologies, Inc.	Michigan
Pioneer, Inc.	Mississippi
Neapco Inc.	Pennsylvania
Wells Manufacturing Corp.	Wisconsin

A-1

EXHIBIT D

[WATKINS LUDLAM WINTER & STENNIS, P.A. letterhead]

October 7, 2003

United Components, Inc.
301 Industrial Drive
Albion, IL 62806

Pioneer, Inc.
Post Office Box 191
Meridian, MS 39302-0191

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000
Washington, D.C. 20004

Re:	Registration Statement on Form S-4 Relating to $230,000,000 Aggregate Principal Amount of 9 3/8% Senior Subordinated Notes Due 2013

Ladies and Gentlemen:

     In connection with the registration of $230,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2013 (the “Securities”) by United Components, Inc., a Delaware corporation (the “Company”) and each of the co-registrants, the guarantees of the Securities (the “Guarantees”) by each of the entities listed on Schedule A hereto (the “Guarantors”), and specifically that certain guaranty of the Securities (the “Covered Guaranty”) by Pioneer, Inc., a Mississippi corporation (the “Covered Guarantor”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2003, and amended October 7, 2003 (File No. 333-107219) (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below. The Securities and the Guarantees will be issued pursuant to an indenture dated as of June 20, 2003 (the “Indenture”) by and among the Company, each of the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”). The Securities and the Guarantees will be issued in exchange for the Company’s outstanding 9 3/8% Senior Subordinated Notes due 2013 on the terms set forth in the prospectus contained in the Registration Statement and the Letter of Transmittal filed as an exhibit thereto. The Indenture, the Securities and the Guarantees are sometimes referred to herein collectively as the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

United Components, Inc.
Pioneer, Inc.
Latham & Watkins LLP
October 7, 2003

     In our capacity as special counsel to the Covered Guarantor, in connection with such registration, we are familiar with the proceedings taken by the Covered Guarantor in connection with the authorization and issuance of the Indenture pursuant to which the Securities and the Covered Guaranty will be issued and have reviewed a signed copy of the Indenture bearing the signature of John Ritter on behalf of the Company and each of the Guarantors, including the Covered Guarantor.

     In addition, we have examined originals or copies certified or otherwise identified to our satisfaction of the following documents:

(i)	a copy of the Articles of Incorporation of the Covered Guarantor, filed with the Secretary of State on December 22, 1992 as certified as being a true and correct copy by the Secretary of State on June 10, 2003;

(ii)	the Bylaws of the Covered Guarantor;

(iii)	the Certificate of Existence with respect to the Covered Guarantor from the Mississippi Secretary of State dated June 10, 2003 (the “Certificate of Existence”);

(iv)	the Written Consent in Lieu of a Special Meeting of the Directors of the Covered Guarantor, dated June 20, 2003; and

(v)	Pioneer, Inc.’s Secretary Certificate dated June 20, 2003 (the “Officer’s Certificate”).

     The documents described in (i) through (v) above are collectively referred to herein as the “Corporate Documents.” With respect to all factual matters, we have relied solely upon, and have assumed the accuracy, completeness and genuineness of, the representations, warranties and certificates contained in and made pursuant to, the Operative Documents and the Corporate Documents.

     We have not served as general counsel for any of the parties to, nor have we been involved in the transactions contemplated in, the Operative Documents. We have represented the Covered Guarantor only with respect to the rendering of this opinion.

     In rendering the opinions set forth below, we have relied, with your permission, upon the following specific assumptions, the accuracy of which we have not independently verified:

     (i)       Except for the Operative Documents, there are no other documents or agreements executed by or between any of the parties that would expand or otherwise modify the obligations

United Components, Inc.
Pioneer, Inc.
Latham & Watkins LLP
October 7, 2003

of the Covered Guarantor under the Covered Guaranty or that would have any effect on the opinion rendered herein;

     (ii)      In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies and that the duly elected officers as identified and signed the Officer’s Certificate are the only parties which executed documents on behalf of the Covered Guarantor; and

     (iii)     the Bylaws of the Covered Guarantor that have been provided to us are the current Bylaws of the Covered Guarantor, and there have been no Amendments to such Bylaws that would have any effect on the opinion rendered herein.

     We are members of the Bar of the State of Mississippi, and this opinion relates only to the laws of the State of Mississippi. We are not admitted to practice in any state other than the State of Mississippi and do not opine on the laws of any other jurisdiction or federal law, including federal securities law, or any state securities law, including Mississippi securities laws, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, including the federal laws of the United States, or as to any matters of municipal law or the laws of any local agencies within any state.

     Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

     (1)      The Indenture has been duly authorized by all necessary corporate action of the Covered Guarantor and has been duly executed and delivered by the Covered Guarantor.

     (2)      The notation of Covered Guaranty to be endorsed on the Securities has been duly authorized by all necessary corporate action of the Covered Guarantor.

     To the extent that the obligations of the Company and each Guarantor under the Operative Documents may be dependent upon such matters, we assume for purposes of this opinion that the Trustee, Company and each Guarantor other than the Covered Guarantor: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite organizational and legal power and authority to perform its obligations under each of the Operative Documents to which it is a party; (c) is duly qualified to engage in the activities contemplated by each such Operative Document; and (d) has duly authorized, executed and delivered each such Operative Document.

     This opinion is for the benefit of the addressees hereof and we consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Validity of the Securities” contained in the prospectus contained therein. Except as set forth in the preceding sentence, this letter may not be quoted for any other purpose without our prior written consent.

United Components, Inc.
Pioneer, Inc.
Latham & Watkins LLP
October 7, 2003

Very truly yours,

WATKINS LUDLAM WINTER & STENNIS, P.A.

United Components, Inc.
Pioneer, Inc.
Latham & Watkins LLP
October 7, 2003

Schedule A

Guarantors

	Name	Jurisdiction

1.	Mid-South Mfg., Inc.	Arkansas
2.	Airtex Products, LLC	Delaware
3.	Champion Laboratories, Inc.	Delaware
4.	UCI-Airtex Holdings, Inc.	Delaware
5.	UCI Investments, L.L.C.	Delaware
6.	Airtex Products, Inc.	Illinois
7.	Chefford Master Manufacturing Co.	Illinois
8.	Pee Cee Manufacturing Co., Inc.	Illinois
9.	Fuel Filter Technologies, Inc.	Michigan
10.	Pioneer, Inc.	Mississippi
11.	Neapco Inc.	Pennsylvania
12.	Wells Manufacturing Corp.	Wisconsin

EXHIBIT E

MONTEVERDE, MCALEE & HURD, P.C.

FRANK B. BALDWIN	ONE PENN CENTER
STEPHANIE H. CÁLVES*	AT SUBURBAN STATION
STEPHEN P. CHAWAGA	1617 JOHN F. KENNEDY BOULEVARD
LEONARD E. DIMARE	SUITE 1500
JOHN J. DONAHUE*	PHILADELPHIA, PA 19103-1815
ELEANOR M. FLANNERY
CHERRIEL N. GENTLES*	(215) 557-2900
PAUL J. GIORDANO*	FAX: 557-2990/2991
THOMAS R. HURD*	fbaldwin@monteverde.com
SUZANNE DELLA VALLA JONES*
MARK R. KEHOE*	October 7, 2003
RONALD G. LIEBERMAN*
MATTHEW A. LIPMAN*
MICHAEL J. McGOVERN*
TOM P. MONTEVERDE
ROBERT C. SEIGER, JR.*
ROBERT C. SEIGER, III*
WILLIAM M. SHIELDS
GERALD S. STANSHINE
TIMOTHY L. STRANGE*
KATHLEEN M. TANA
FRANK B. TRACY
CATHERINE L. TURNER*

* NJ BAR ALSO
+ DC BAR ALSO

NEW JERSEY OFFICE 3 SOUTH BROAD STREET SUITE 2B WOODBURY, NJ 08096

(856) 686-0079 FAX: (856) 686-9951

BUCKS COUNTY OFFICE 21 S. CLINTON STREET DOYLESTOWN, PA 18901

(215) 230-0620 FAX: (215) 230-3442

Of Counsel Lawrence E. McAlee + Michael E. Scullin

United Components, Inc.
301 Industrial Drive
Albion, IL 62806

Neapco Inc.
Queen and Bailey Streets
Pottstown, Pennsylvania 19464

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000
Washington, D.C. 20004

Re:	Registration Statement on Form S-4 Relating to $230,000,000 Aggregate Principal Amount of 9 3/8% Senior Subordinated Notes Due 2013

Ladies and Gentlemen:

          In connection with the registration of $230,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2013 (the “Securities”) by United Components, Inc., a Delaware corporation (the “Company”) and each of the co-registrants, the guarantees of the Securities (the “Guarantees”) by each of the entities listed on Schedule A hereto (the “Guarantors”), and specifically that certain guaranty of the Securities (the “Covered Guaranty”) by Neapco Inc., a Pennsylvania

MONTEVERDE, MCALEE & HURD, P.C.
United Components, Inc.
Neapco Inc.
Latham & Watkins, LLP
October 7, 2003

corporation (the “Covered Guarantor”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2003, and amended on October 7, 2003 (File No. 333-107219), (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below. The Securities and the Guarantees will be issued pursuant to an indenture dated as of June 20, 2003 (the “Indenture”) by and among the Company, each of the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”). The Securities and the Guarantees will be issued in exchange for the Company’s outstanding 9 3/8% Senior Subordinated Notes due 2013 on the terms set forth in the prospectus contained in the Registration Statement and the Letter of Transmittal filed as an exhibit thereto. The Indenture, the Securities and the Guarantees are sometimes referred to herein collectively as the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

          In our capacity as special counsel to the Covered Guarantor, in connection with such registration, we are familiar with the proceedings taken by the Covered Guarantor in connection with the authorization and issuance of the Indenture pursuant to which the Securities and the Covered Guaranty will be issued and have reviewed a signed copy of the Indenture bearing the signature of John Ritter.

          In addition, we have examined originals or copies certified or otherwise identified to our satisfaction of the following documents:

(a)	the Articles of Incorporation of Neapco Inc., as filed with the Secretary of the Commonwealth on December 21, 1977;

(b)	the Bylaws of Neapco Inc.;

(c)	the Certificate of Good Standing with respect to the Covered Guarantor from the Secretary of the Commonwealth of Pennsylvania dated June 12, 2003; and

(d)	the Written Consent in Lieu of a Special Meeting of the Directors of Neapco Inc., dated June 20, 2003.

          The documents described in (a) through (d) above are collectively referred to herein as the “Corporate Documents.” With respect to all factual matters, we have relied solely upon, and have assumed the accuracy, completeness and genuineness of, the representations, warranties and certificates contained in and made pursuant to, the Operative Documents and the Corporate Documents.

          We have not served as general counsel for any of the parties to, nor have we been involved in the transactions contemplated in, the Operative Documents. We have represented the Covered Guarantor only with respect to the rendering of this opinion.

MONTEVERDE, MCALEE & HURD, P.C.
United Components, Inc.
Neapco Inc.
Latham & Watkins, LLP
October 7, 2003

          In rendering the opinions set forth below, we have relied, with your permission, upon the following specific assumptions, the accuracy of which we have not independently verified:

(i)	Except for the Operative Documents, there are no other documents or agreements executed by or between any of the parties that would expand or otherwise modify the obligations of the Covered Guarantor under the Covered Guaranty or that would have any effect on the opinion rendered herein;

(ii)	In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies; and

(iii)	the Bylaws of the Covered Guarantor that have been provided to us are the current Bylaws of the Covered Guarantor, and there have been no Amendments to such Bylaws that would have any effect on the opinion rendered herein;

          We are opining herein as to the effect on the subject transaction only of the laws of the Commonwealth of Pennsylvania and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, including the federal laws of the United States, or as to any matters of municipal law or the laws of any local agencies within any state.

          Subject to the foregoing and the other matters set forth herein, it is our opinion that:

(1)	The Indenture has been duly authorized by all necessary corporate action of the Covered Guarantor and has been duly executed and delivered by the Covered Guarantor.

(2)	The notation of Covered Guaranty to be endorsed on the Securities has been duly authorized by all necessary corporate action of the Covered Guarantor.

          To the extent that the obligations of the Company and each Guarantor under the Operative Documents may be dependent upon such matters, we assume for purposes of this opinion that each Guarantor other than the Covered Guarantor: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite organizational and legal power and authority to perform its obligations under each of the Operative Documents to which it is a party; (c) is duly qualified to engage in the activities contemplated by each such Operative Document; and (d) has duly authorized, executed and delivered each such Operative Document.

MONTEVERDE, MCALEE & HURD, P.C.
United Components, Inc.
Neapco Inc.
Latham & Watkins, LLP
October 7, 2003

          We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Validity of the Securities” contained in the prospectus contained therein.

Very truly yours,

MONTEVERDE, McALEE & HURD, P.C.

By:	/s/ Frank B. Baldwin

MONTEVERDE, MCALEE & HURD, P.C.
United Components, Inc.
Neapco Inc.
Latham & Watkins, LLP
October 7, 2003

SCHEDULE A

Guarantors

Name	Jurisdiction

Mid-South Mfg., Inc.	Arkansas
Airtex Products, LLC	Delaware
Champion Laboratories, Inc.	Delaware
UCI-Airtex Holdings, Inc.	Delaware
UCI Investments, L.L.C.	Delaware
Airtex Products, Inc.	Illinois
Chefford Master Manufacturing Co.	Illinois
Pee Cee Manufacturing Co., Inc.	Illinois
Fuel Filter Technologies, Inc.	Michigan
Pioneer, Inc.	Mississippi
Neapco Inc.	Pennsylvania
Wells Manufacturing Corp.	Wisconsin

EXHIBIT F

[Quarles & Brady LLP letterhead]

          October 7, 2003

United Components, Inc.
301 Industrial Drive
Albion, IL 62806

Wells Manufacturing Corp.
385 W. Rolling Meadows Drive
Fond du Lac, WI 54937

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000
Washington, D.C. 20004

Re:	Registration Statement on Form S-4 Relating to $230,000,000 Aggregate Principal Amount of 9 3/8% Senior Subordinated Notes Due 2013

Ladies and Gentlemen:

          In connection with the registration of $230,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2013 (the “Securities”) by United Components, Inc., a Delaware corporation (the “Company”) and each of the co-registrants, the guarantees of the Securities (the “Guarantees”) by each of the entities listed on Schedule A hereto (the “Guarantors”), and specifically that certain guaranty of the Securities (the “Covered Guaranty”) by Wells Manufacturing Corp., a Wisconsin corporation (the “Covered Guarantor”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2003, as amended on October 7, 2003 (File No. 333-107219) (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below. The Securities and the Guarantees will be issued pursuant to an indenture dated as of June 20, 2003 (the “Indenture”) by and among the Company, each of the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”). The Securities and the Guarantees will be issued in exchange for the Company’s outstanding 9 3/8% Senior Subordinated Notes due 2013 on the terms set forth in the prospectus contained in the Registration Statement and the Letter of Transmittal filed as an exhibit thereto. The Indenture, the Securities and the Guarantees are sometimes referred to herein collectively as the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

          In our capacity as special counsel to the Covered Guarantor, in connection with such registration, we are familiar with the proceedings taken by the Covered Guarantor in connection with the authorization and issuance of the Indenture pursuant to which the Securities

October 7, 2003

and the Covered Guaranty will be issued, and have reviewed a signed copy of the Indenture bearing the signature of John Ritter.

          In addition, we have examined originals or copies certified or otherwise identified to our satisfaction of the following documents:

(a)	the Articles of Incorporation of Wells Manufacturing Corp., as filed with the Wisconsin Department of Financial Institutions on June 9, 1969, and amended by an amendment filed on December 8, 1997, as certified by the Wisconsin Department of Financial Institutions on June 11, 2003;

(b)	the Bylaws of Wells Manufacturing Corp.;

(c)	a Certificate of Status with respect to the Covered Guarantor from the Wisconsin Department of Financial Institutions dated June 11, 2003;

(d)	the Written Consent in Lieu of a Special Meeting of the Directors of Wells Manufacturing Corp., dated June 20, 2003;

          The documents described in (a) through (d) above are collectively referred to herein as the “Corporate Documents”. With respect to all factual matters, we have relied solely upon, and have assumed the accuracy, completeness and genuineness of, the representations, warranties and certificates contained in and made pursuant to, the Operative Documents and the Corporate Documents.

          We have not served as general counsel for any of the parties to, nor have we been involved in the transactions contemplated in, the Operative Documents. We have represented the Covered Guarantor only with respect to the rendering of this opinion.

          In rendering the opinions set forth below, we have relied, with your permission, upon the following specific assumptions, the accuracy of which we have not independently verified:

(a)	Except for the Operative Documents, there are no other documents or agreements executed by or between any of the parties that would expand or otherwise modify the obligations of the Covered Guarantor under the Covered Guaranty or that would have any effect on the opinion rendered herein;

(b)	In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies; and

(c)	the Corporate Documents of the Covered Guarantor that have been provided to us are the current Corporate Documents of the Covered Guarantor, and there have been no Amendments to such Corporate Documents that would have any effect on the opinion rendered herein.

October 7, 2003

          We are opining herein as to the effect on the subject transaction only of the laws of the State of Wisconsin and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, including the federal laws of the United States, or as to any matters of municipal law or the laws of any local agencies within any state.

          Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

(1)	The Covered Guaranty to be executed and delivered-by the Covered Guarantor set forth in the Indenture has been duly authorized by all necessary corporate action of the Covered Guarantor, and has been duly executed and delivered by the Covered Guarantor.

(2)	The notation of Covered Guaranty to be endorsed on the Securities has been duly authorized by all necessary corporate action of the Covered Guarantor.

          To the extent that the obligations of the Company and each Guarantor under the Operative Documents may be dependent upon such matters, we assume for purposes of this opinion that each Guarantor other than the Covered Guarantor: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite organizational and legal power and authority to perform its obligations under each of the Operative Documents to which it is a party; (c) is duly qualified to engage in the activities contemplated by each such Operative Document; and (d) has duly authorized, executed and delivered each such Operative Document.

          We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Validity of the Securities” contained in the prospectus contained therein.

Very truly yours,

/s/ QUARLES & BRADY LLP

QUARLES & BRADY LLP

SCHEDULE A

Guarantors

Name	Jurisdiction

Mid-South Mfg., Inc.	Arkansas
Airtex Products, LLC	Delaware
Champion Laboratories, Inc.	Delaware
UCI-Airtex Holdings, Inc.	Delaware
UCI Investments, L.L.C.	Delaware
Airtex Products, Inc.	Illinois
Chefford Master Manufacturing Co.	Illinois
Pee Cee Manufacturing Co., Inc.	Illinois
Fuel Filter Technologies, Inc.	Michigan
Pioneer, Inc.	Mississippi
Neapco Inc.	Pennsylvania
Wells Manufacturing Corp.	Wisconsin

A-1